UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number   811-21247
                                                    ----------------------
                      BNY/Ivy Multi-Strategy Hedge Fund LLC
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 One Wall Street
                               New York, NY 10286
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven Pisarkiewicz
                              BNY Asset Management
                                  1633 Broadway
                               New York, NY 10019
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:     1-212-641-7999
                                                          ----------------------

                     Date of fiscal year end: March 31, 2006
                                              --------------

                  Date of reporting period: September 30, 2005
                                            ------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:




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                BNY/IVY MULTI-STRATEGY  |    Semi-Annual Report
                HEDGE FUND LLC          |    September 30, 2005
                                        |
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                                        |
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                        [IVY ASSET MANAGEMENT CORP. LOGO]

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

     o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

     o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

     o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

     o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

     o    to maintain physical,  electronic and procedural safeguards to protect
          nonpublic   personal   information   of   members   of   the   BNY/Ivy
          Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Member,

We are pleased to send you the semi-annual report for the BNY/Ivy Multi-Strategy Hedge Fund LLC for the six months ended September 30, 2005. We have provided an updated analysis since the annual report.

2ND QUARTER 2005

THE SECOND QUARTER OF 2005 PROVED TO BE CHALLENGING ACROSS MANY HEDGE FUND STRATEGIES. This was especially true early in the quarter, as declining equity markets in April and May were accompanied by the most significant credit spread widening event in the last three years. For the first time in nearly seven years there was a serious threat to liquidity as the high profile GM and Ford downgrades caused a shock in the credit markets. However, late May witnessed a dramatic reversal in fortunes as the threat never materialized beyond a few pockets of the marketplace. In many cases, managers were rewarded as markets firmed. Overall, the second quarter saw Ivy's universe of investment managers operate to protect capital first and foremost. On balance, returns were mixed, depending largely on the extent of individual managers' exposure to relative value strategies and long credit positions.

LONG/SHORT EQUITY MANAGERS WERE GENERALLY THE LARGEST PROFIT CONTRIBUTORS FOR THE QUARTER. Having protected capital in April, they participated in the May and June rebound. IN EVENT-DRIVEN STRATEGIES, POOR FUNDAMENTALS AND THE TECHNICAL SELL OFF IN LOWER-RATED CREDITS WEAKENED THE MARKET AT THE START OF THE QUARTER. Strategies that performed reasonably well, such as equity restructurings, remained largely unaffected by the turbulence in the credit markets.

THE VERY POOR TECHNICAL ENVIRONMENT IN THE CREDIT MARKETS STRONGLY IMPACTED CONVERTIBLE ARBITRAGEURS. Early in the quarter there were rumors of significant fund redemptions, triggered by continually declining equity volatility and widening credit spreads. This created extremely negative sentiment and led to a liquidity crunch. Those managers facing redemptions became forced sellers in a market with very few bids, which in turn drove prices lower. Observers deemed this to be the worst period for converts in fifteen years. As the quarter continued, the convert market experienced a mild bounce, as buyers stepped in to exploit extremely attractive buying opportunities.

MULTI-STRATEGY MANAGERS HAD A MIXED QUARTER. Those with significant exposure to convertible arbitrage suffered given the high degree of illiquidity in the market, while those managers with a tilt towards event/catalyst driven positions, fared reasonably well. CREDIT STRATEGIES REGAINED TRACTION AFTER AN UNEVEN TWO-MONTH STRETCH THAT STARTED IN MID-MARCH AND EXTENDED TO MID-MAY. Long/Short Credit managers were the top performers; those able to increase long exposure and high yield positions fared the best.

3RD QUARTER 2005

IVY'S INVESTMENT ALLOCATIONS PROVIDED STRONG PERFORMANCE IN THE THIRD QUARTER OF 2005. Equity strategies performed particularly well, with managers focused on non-US markets providing the strongest returns of the period. Credit strategies were also positive, having recovered from the General Motors-led market stresses of April and May. We were pleased to see a return to profitability in Relative Value strategies, driven by both technical and fundamental factors. Despite the less than robust environment for distressed investing, Event Driven managers were also positive, largely due to Special Situations investing. Tactical Trading managers posted mixed results, as Macro managers performed well while the more volatile trend following managers posted a much wider dispersion of returns.

LONG/SHORT EQUITY MANAGERS WERE STRONG CONTRIBUTORS TO PORTFOLIO PERFORMANCE THIS PAST QUARTER, with many managers' gross market exposure at the high end of their historical norms. This was due not to market timing, but rather to manager conviction in their specific stock ideas and expected increases in corporate profitability. Sector specialists performed well despite continued volatility in the financial, technology and consumer areas, and U.S.-based generalist managers with significant energy exposure also performed strongly relative to the market. The best performers were European managers that benefited from thematic long exposure to regional small cap stocks and Asia-focused managers that captured the liquidity-fueled rally in Japanese large cap names.

IN THE EVENT DRIVEN CATEGORY, RETURNS FOR THE QUARTER WERE DRIVEN PRIMARILY BY COMPANY SPECIFIC SPECIAL SITUATIONS as well as positive exposure to plays in the energy sector such as DRAX and Mirant. CREDIT MANAGERS POSTED CONSISTENTLY POSITIVE RETURNS DURING THE QUARTER, WHICH WAS AN UNEVEN PERIOD FOR CREDIT MARKETS OVERALL. Structured Credit continues to perform well, as positive carry has been protected from broad market moves via a variety of market and individual position hedges. Long/Short Credit managers also held onto gains throughout the quarter by keeping overall market exposure at reasonably low levels, thereby avoiding losses during September's high yield market decline. U.S.-based Multi-Strategy Credit managers also benefited from a more hedged approach, as well as from exposure to a few strongly performing distressed opportunities.

THE MARKED RECOVERY IN RELATIVE VALUE STRATEGIES, DUE TO A COMBINATION OF TECHNICAL AND FUNDAMENTAL FACTORS, WAS MOST HEARTENING. Convertible Arbitrage managers, after experiencing one of the worst periods in the strategy's history, rebounded smartly. Much of this was attributed to the continued rally from May's oversold levels. So, too, a pickup in equity volatility helped returns while heavier interest rate hedges protected managers from September's rise in Ten-year U.S. Treasury yields. We now believe convertible pricing is closer to fair value, so despite the pickup in returns we have no present intention of allocating significant new capital to the sector.

MULTI-STRATEGY MANAGERS HAD A LARGELY POSITIVE QUARTER led by managers with exposure to the energy sector and those who had opportunistically allocated to convertibles after that market bottomed. Event strategies produced solid, if not spectacular profits, and the smallish allocations to merger arbitrage did not meaningfully add to performance. Energy volatility, in both equities and commodities, was the theme that led to the largest profits at Multi-Strategy managers.

Our strategic view has not changed substantially. We continue to believe that manager selection is very important and we continue our ongoing efforts to find the best managers wherever they may be located.

Thank you for your confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,

/s/ Steven Pisarkiewicz

Steven Pisarkiewicz
President
BNY/Ivy Multi-Strategy Hedge Fund

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 For the Six Months Ended September 30, 2005



 CONTENTS

 Management Discussion & Analysis .........................................    1
 Portfolio Summary ........................................................    3
 Schedule of Investments ..................................................    4
 Statement of Assets, Liabilities and Members' Capital ....................    6
 Statement of Operations ..................................................    7
 Statements of Changes in Members' Capital ................................    8
 Statement of Cash Flows ..................................................    9
 Notes to the Financial Statements ........................................   10

 Managers and Officers ....................................................   18

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND FOR THE PERIOD OF APRIL 2005 THROUGH SEPTEMBER 2005?

Over the last six months, a variety of market conditions played a significant role in shaping the results of the Fund. In April, equity and credit markets experienced a sharp decline precipitated by announcements of downgrades to junk status of General Motors and Ford. This led to significant credit spread widening and an increase in risk aversion to smaller capital equities. Coinciding with these events was a poor return environment and capital outflows from convertible arbitrage strategies. The Fund did well to protect capital in this difficult environment but there were few places to hide from the broad market sell-off.

Fortunately  the negative  market  sentiment  was  short-lived  and by late May, conditions had improved and liquidity returned to most sectors of the marketplace. The summer of 2005 is best characterized as a period of cautious but rational markets. There was a return of risk appetite in both equity and credit, despite the persistent Federal Reserve interest rate hikes and fears of inflation. The Fund was well positioned to capitalize on these market conditions by increasing exposure to these rising markets.

In August, U.S. economic news was dominated by Hurricane Katrina, which sidelined a significant portion of U.S. oil refining capacity. This caused both oil and natural gas prices to soar on resulting supply/demand fears. At the same time, Japanese markets were also rising on positive political and economic news. The Fund's global positioning was instrumental in allowing it to take advantage of these market upswings.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THIS PERIOD?

The Fund achieved net performance of 5.03% for the six month period ending September 30, 2005. In the same period, the S&P 500 returned 5.02% and the HFRI Fund of Funds Index returned 4.32%

WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR THE PERIOD BETWEEN APRIL 2005 AND SEPTEMBER 2005?

The Fund benefited from our decision to increase allocations to globally-focused Long/Short equity managers. In particular, managers with exposure to Japanese markets were the most profitable. From our allocation to Event Driven strategies, despite a less than robust environment for distressed investing, our managers in this space performed well due to favorable catalysts in their books. In both strategies overall exposure to energy markets was small; however this sector generated outsized gains and was therefore instrumental in boosting portfolio performance. Relative value strategies were also profitable due to our shift away from pure volatility based arbitrage strategies into more catalyst-driven or equity linked markets. Credit strategies were also positive, having recovered from the General Motors and Ford-led market stresses.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

The Fund's top performers were spread amongst all underlying strategies. In Long/Short equity, the top performer was FrontPoint Japan which benefited from the rally in Japanese markets, particularly in the Financial Services sector. In Event-Driven, Cerberus profited from special situations positions, which spanned many geographic markets, playing out in their favor over the summer. In Market Neutral, Goldman Sachs Global Equity Opportunity Fund profited from equity positions in Japan and also from positive momentum in U.S markets.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THE YEAR?

Allocations to market neutral volatility-based strategies were trimmed again this summer as we do not see many near term catalysts that would significantly boost returns in this space. That allocation was replaced with top performing managers in catalyst driven relative value and equity-based market neutral strategies. Long/Short equity exposure has increased across the board but we have also shifted capital from lower exposure U.S market generalists to higher exposure managers who focus on markets in Europe and Japan. Allocations to Credit and Event-Driven strategies have remained at their current levels (approximately) and we continue to feel both strategies provide the portfolio unique exposures and additionally diversification.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

Our strategic view has not changed substantially in the last six months. We continue to believe that manager selection is very important and we continue our ongoing efforts to find the best managers wherever they may be located. Strategically, we are willing to overweight directional equity and event-oriented strategies compared with non-directional and relative value counterparts.

In the Long/Short equity area we continue to favor more directionally-biased strategies, and more nimble managers that have a demonstrated ability to trade around positions. We also positively view the developed non-U.S. markets, in large part due to relative valuation advantages and less "crowded" long/short opportunities. In the Event Driven segment, we expect to see continued special situation opportunities in the U.S., Europe and Asia, particularly related to acquisitions and strategic combinations characteristic of later stage economic recoveries. In Japan and Asia, we expect to see a broader range of deep value and rescue-finance activity as Asian economies, particularly Japan, enter the early stages of recovery. We remain slightly positive on opportunities in the credit sector, but allocations here will remain at current levels until we see an increase in defaults as a catalyst to increase exposure.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
 September 30, 2005 (unaudited)


 INCEPTION DATE                          PORTFOLIO STATISTICS

 04/01/2003                              Members' Capital ($million): $145.6


 SECTOR BREAKDOWN*

          34.2% Event Driven
          26.3% Relative Value
          17.7% Long / Short Equity
           6.1% Credit
         -----
          84.3% Total Investments in Portfolio Funds
          15.7% Other Assets, Less Liabilities
         -----
         100.0% Members' Capital
         =====

--------------------------------------------------------------------------------
 * As a percentage of Members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 September 30, 2005 (unaudited)

                                      Initial
                                    Acquisition                      Fair
 PORTFOLIO FUNDS - 84.3%               Date          Cost            Value          Liquidity*
                                       ----          ----            -----          ---------
 EVENT DRIVEN - 34.2%

 DISTRESSED - 9.6%

 Cerberus Partners, LP                4/01/03     $3,650,000      $ 5,339,555       Semi-annually
 Longacre Capital Partners (QP), LP   4/01/03      6,600,000        8,615,871       Quarterly
                                                  ----------      -----------
                                                  10,250,000       13,955,426
                                                  ----------      -----------

 HEDGED DISTRESSED - 4.6%

 King Street Capital, LP              4/01/03      5,100,000        6,659,042       Quarterly
                                                  ----------      -----------

 MULTI-STRATEGY - 20.0%

 Davidson Kempner Partners            4/01/03      6,200,000        7,300,683       Annually
 Merced Partners, LP                  4/01/03      6,950,000        9,193,089       Annually
 Perry Partners, LP                   4/01/03      5,500,000        7,444,577       Annually
 Seneca Capital, LP                   4/01/03      3,850,000        5,155,540       Annually
                                                  ----------      -----------
                                                  22,500,000       29,093,889
                                                  ----------      -----------

 TOTAL EVENT DRIVEN                               37,850,000       49,708,357
                                                  ----------      -----------

 RELATIVE VALUE - 26.3%

 MULTI-STRATEGY - 22.5%

 Amaranth Partners, LLC               4/01/03      6,650,000        8,308,457       Annually
 Elliot Associates, LP                4/01/03      5,600,000        6,782,299       Semi-annually
 OZ Domestic Partners II, LP          2/01/04      7,400,000        8,523,666       Annually
 Stark Investments, LP                4/01/03      7,800,000        9,076,242       Annually
                                                  ----------      -----------
                                                  27,450,000       32,690,664
                                                  ----------      -----------

 STATISTICAL ARBITRAGE - 3.8%

 Goldman Sachs Global Equity
   Opportunity Fund, LLC              5/01/05      5,000,000        5,596,547       Monthly
                                                  ----------      -----------

 TOTAL RELATIVE VALUE                             32,450,000       38,287,211
                                                  ----------      -----------


--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
 September 30, 2005 (unaudited)

                                                  Initial
                                                Acquisition                        Fair
 PORTFOLIO FUNDS (CONTINUED)                        Date          Cost             Value          Liquidity*
                                                    ----          ----             -----          ---------
 LONG / SHORT EQUITY - 17.7%

 GLOBAL - 9.1%

 Kingdon Associates                                4/01/04     $ 5,000,000       $  5,933,243     Quarterly
 York Global Value Partners, LP                    7/01/05       7,100,000          7,387,343     Annually
                                                               -----------       ------------
                                                                12,100,000         13,320,586
                                                               -----------       ------------

 JAPAN - 5.0%

 FrontPoint Japan Fund 2X, LP                      8/01/05       5,750,000          7,289,384     Quarterly
                                                               -----------       ------------

 UNITED STATES - 3.6%

 Partner Fund, LP                                  1/01/05       5,000,000          5,206,319     Quarterly
                                                               -----------       ------------

 TOTAL LONG / SHORT EQUITY                                      22,850,000         25,816,289
                                                               -----------       ------------

 CREDIT - 6.1%

 CREDIT RELATIVE VALUE / TRADING - 3.2%

 CQS Capital Structure Arbitrage
   Feeder Fund Ltd.                                9/01/04       4,500,000          4,636,172     Quarterly
                                                               -----------       ------------

 LONG / SHORT CREDIT - 2.9%

 Feingold O'Keeffe Capital I, LP                   3/01/05       4,250,000          4,270,710     Quarterly
                                                               -----------       ------------
 TOTAL CREDIT                                                    8,750,000          8,906,882
                                                               -----------       ------------

 TOTAL INVESTMENTS - 84.3%                                     101,900,000        122,718,739
 Other Assets, Less Liabilities - 15.7%                                            22,890,061
                                                                                 ------------

 MEMBERS' CAPITAL - 100.0%                                                       $145,608,800
                                                                                 ============

--------------------------------------------------------------------------------
 * Available frequency of redemption after initial lock-up period. Other liquidity restrictions may apply. Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
 September 30, 2005 (unaudited)



 ASSETS
 Investments in Portfolio Funds, at fair value (cost $101,900,000)  $122,718,739
 Cash                                                                  2,656,213
 Receivable for Portfolio Funds sold                                  20,558,091
 Prepaid investment (See Note 4)                                       1,500,000
 Prepaid assets                                                           76,384
 Interest receivable                                                       5,967
                                                                    ------------
   TOTAL ASSETS                                                      147,515,394
                                                                    ------------

 LIABILITIES
 Contributions received in advance                                       832,000
 Members' redemptions payable                                            450,726
 Management fee payable                                                  175,908
 Administration fee payable                                               79,182
 Accrued expenses and other liabilities                                  368,778
                                                                    ------------
   TOTAL LIABILITIES                                                   1,906,594
                                                                    ------------
 NET ASSETS                                                         $145,608,800
                                                                    ============

 MEMBERS' CAPITAL REPRESENTED BY:
 Net capital contributions                                          $124,790,061
 Net unrealized appreciation of investments                           20,818,739
                                                                    ------------
                                                                    $145,608,800
                                                                    ============



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the six months ended September 30, 2005 (unaudited)

 INVESTMENT INCOME
   Interest                                                         $    33,345
                                                                    -----------

 EXPENSES
   Management fees                                                    1,026,389
   Investor servicing fees                                              175,996
   Professional fees                                                    173,361
   Administration fees                                                  156,977
   Insurance                                                             54,961
   Printing                                                              48,450
   Board of Managers fees                                                42,785
   Registration fees                                                     37,426
   Custodian                                                             13,650
   Miscellaneous                                                         26,502
                                                                    -----------
   TOTAL EXPENSES                                                     1,756,497
                                                                    -----------

   NET INVESTMENT LOSS                                               (1,723,152)
                                                                    -----------

 REALIZED AND UNREALIZED GAIN ON INVESTMENTS

 Net realized gain on investments                                     2,895,358
 Net change in unrealized appreciation on investments                 5,699,219
                                                                    -----------
 Net realized and unrealized gain on investments                      8,594,577
                                                                    -----------
 NET INCREASE IN MEMBERS' CAPITAL RESULTING
   FROM OPERATIONS                                                  $ 6,871,425
                                                                    ===========



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                        FOR THE SIX
                                                                       MONTHS ENDED
                                                                       SEPTEMBER 30,       FOR THE YEAR
                                                                           2005                ENDED
                                                                        (UNAUDITED)        MARCH 31, 2005
                                                                      --------------       --------------
 FROM OPERATIONS
    Net investment loss                                               $ (1,723,152)        $ (2,997,496)
    Net realized gain on investments                                     2,895,358              547,853
    Net change in unrealized appreciation
      on investments                                                     5,699,219            8,874,362
                                                                      ------------         ------------
    Net increase in members' capital resulting
      from operations                                                    6,871,425            6,424,719

 FROM MEMBERS' CAPITAL TRANSACTIONS
    Members' contributions                                              17,975,880           50,356,367
    Members' redemptions due to Repurchase Offers
      (net of redemption fees)                                         (10,099,616)         (15,166,385)
                                                                      ------------         ------------
    Net increase in members' capital from
      capital transactions                                               7,876,264           35,189,982
                                                                      ------------         ------------

 CHANGE IN MEMBERS' CAPITAL
    Beginning of period                                                130,861,111           89,246,410
                                                                      ------------         ------------

    End of period                                                     $145,608,800         $130,861,111
                                                                      ============         ============



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
 For the six months ended September 30, 2005 (unaudited)

 CASH FLOWS FROM OPERATING ACTIVITIES
 Net increase in members' capital resulting from operations        $  6,871,425

 ADJUSTMENTS TO RECONCILE NET INCREASE IN MEMBERS' CAPITAL
   RESULTING FROM OPERATIONS TO NET CASH USED IN
     OPERATING ACTIVITIES:
       Net change in unrealized appreciation on investments          (5,699,219)
       Net realized gain on investments                              (2,895,358)
       Purchase of Portfolio Funds                                  (18,650,000)
       Proceeds from sale of Portfolio Funds                         27,295,085

       CHANGE IN ASSETS AND LIABILITIES:
         Increase in receivable for Portfolio Funds sold            (13,659,746)
         Increase in prepaid investments                             (1,000,000)
         Increase in prepaid assets                                     (37,613)
         Increase in interest receivable                                 (4,626)
         Decrease in Contributions received in advance                 (903,100)
         Increase in Member's redemptions payable                       450,726
         Decrease in management fee payable                            (137,296)
         Increase in administration fee payable                           5,653
         Increase in accrued expenses and other liabilities              48,087
                                                                   ------------
           Net cash used in operating activities                     (8,315,982)

 CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from members' contributions                          17,975,880
       Members' redemptions due to Repurchase Offer
         (net of redemption fees)                                   (10,099,616)
                                                                   ------------
         Net cash provided by financing activities                    7,876,264

 Net decrease in cash                                                  (439,718)
 CASH AT BEGINNING OF YEAR                                            3,095,931
                                                                   ------------
 CASH AT END OF PERIOD                                             $  2,656,213
                                                                   ============



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 September 30, 2005 (unaudited)

NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003. The Fund had no operations prior to that date other than those related to organizational matters and the issuance of $100,000 of limited liability company interests ("Interests") in the Fund to BNY Falcon Three Holding Corp., an affiliate of BNY Investment Advisors (the "Adviser"). At September 30, 2005, the Adviser had an investment in the Fund of approximately $3.8 million.

The Adviser is a registered investment adviser and a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a direct, wholly-owned subsidiary of BNYCo, and a registered investment adviser, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Long/Short Equity" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Interests in the Fund are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Initial and additional subscriptions for Interests are accepted into the Fund at net asset value. The Fund, from time to time, may offer to repurchase outstanding Interests at net asset value pursuant to written tenders by members ("Members"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

The Fund repurchased $5,000,000 of Interests in the Fund through the offer to purchase Interests (the "Repurchase Offer") that commenced on May 3, 2004 and expired on May 28, 2004, at a price equal to the net asset value determined as of June 30, 2004. The repurchase fee applied for this Repurchase Offer was $4,695. Additionally, the Fund repurchased $10,166,385 of Interests in the Fund through a Repurchase Offer that commenced on November 8, 2004 and expired on December 15, 2004, at a price equal to the net asset value determined as of December 31, 2004. The repurchase fee was waived for this Repurchase Offer. The Fund also repurchased $10,114,096 of Interests in the Fund through a Repurchase Offer that commenced on May 2, 2005 and expired on May 27, 2005, at a price equal to the net asset value determined as of June 30, 2005. The repurchase fee applied for this Repurchase Offer was $9,785. In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of the Interests to be repurchased is determined. The remaining amount will be paid out promptly after completion of the Fund's year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. SECURITY VALUATION

The Fund values its holdings in accordance with the valuation principles set forth and established by the Board. These procedures require that the Fund values its investments in Portfolio Funds at fair value. Fair value of these investments ordinarily will be the value determined as of the end of each fiscal period (as defined in the Fund's registration statement) by the Portfolio Managers of each Portfolio Fund, and will ordinarily be the amount equal to the Fund's pro rata interest in the net assets of such Portfolio Fund. Such valuations are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers pursuant to the Portfolio Funds' agreements. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of investments or their net asset values other than as of the end of each month and may not be able to verify valuation information provided to the Fund by Portfolio Managers.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

A. SECURITY VALUATION (CONTINUED)

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund's registration statement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

To the extent that the Fund invests any of its assets through Portfolio Accounts (as defined in the Fund's registration statement), or otherwise owns securities other than interests in Portfolio Funds, the Fund will value US exchange traded securities and securities included in the Nasdaq National Market System at the last composite sales price as reported on the exchanges where such securities are traded. Securities traded on a foreign securities exchange will be valued at the last sales price on the exchange where such securities are primarily traded. Listed option and futures contracts will be valued using last sales prices as reported by the exchange with the highest recorded daily volume for such options or futures contract.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

B. INCOME RECOGNITION

Interest income is recorded on the accrual basis. Realized gains and losses from Portfolio Fund withdrawals are recognized on a pro rata basis.

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF
OFFERING COSTS

Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF
OFFERING COSTS (CONTINUED)

to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members. Offering costs required by applicable accounting principles to be charged to capital that are accrued during a fiscal period are allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages as of the beginning of the period.

D. INCOME TAXES

The Fund is classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Accordingly, no provision for the payment of Federal, State or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2005, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $2,997,496 and $547,853 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At September 30, 2005, the cost of investments in Portfolio Funds for Federal Income Tax purposes was estimated to be $101,900,000. Accordingly, accumulated net unrealized appreciation on investments was $20,818,739 consisting of $20,818,739 gross unrealized appreciation and $0 gross unrealized depreciation.

E. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

F. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of and subject to any policies established by the Board of the Fund.

In consideration of services provided by the Adviser, the Fund pays the Adviser a fee, the "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month. The Adviser pays Ivy for its services in an amount equal to 50% of the Management Fee received by the Adviser. The fee paid to Ivy is borne by the Adviser, not the Fund.

The Bank of New York (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, of an amount equal to 0.25% of the Fund's net assets on an annual basis and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY Hamilton Distributors, Inc. (the "Distributor") (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. These Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interest held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the six months ended September 30, 2005, amounted to $18,650,000, and $27,295,085, respectively.

The Fund paid $1,500,000 in advance for the purchase of FrontPoint Japan Fund 2X, LP which was effective on October 1, 2005.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Long/Short Equity and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has greater flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures and distressed securities including low-grade bonds and convertible hedging. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 20% of net profits earned. The Portfolio Funds provide for periodic redemptions. However, with respect to certain Portfolio Funds, there are

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 5. PORTFOLIO FUND INVESTMENTS (CONTINUED)

lock-up provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on redemption rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At September 30, 2005, none of the Fund's assets are invested in Portfolio Funds with lock-ups extending beyond one year from September 30, 2005. Additionally, other liquidity restrictions may apply. Detailed information about the Portfolio Funds is included on the Schedule of Investments.

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not principal investment strategies of the Fund. There were no borrowings by the Fund during the six months ended September 30, 2005.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for each period:

                                       SIX MONTHS
                                          ENDED                              APRIL 1, 2003 (a)
                                   SEPTEMBER 30, 2005        YEAR ENDED          THROUGH
                                       (unaudited)         MARCH 31, 2005     MARCH 31, 2004
                                   ------------------      --------------    -----------------
Net assets, end of period (000)         $145,609              $130,861          $ 89,246
Ratio of net investment loss to
  average Members' capital                 (2.51%)(b)            (2.59%)           (2.75%)
 Ratio of expenses to average
   Members' capital                         2.56%(b)              2.60%             2.76%(d)
Total Return                                5.03%(c)              5.10%             8.38%
Portfolio turnover rate                       14%                   25%               19%

(a)  Commencement of operations.
(b)  Annualized.
(c)  Not annualized.
(d) Ratio of expenses to average Members' capital excluding organization expenses is 2.56%. Net investment loss ratio, expenses to average Member's capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

Net investment loss ratio, expenses to average Members' capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

NOTE 8. SUBSEQUENT EVENTS

The Fund received additional contributions from Members of approximately $2,217,000 for the October and November closings.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGERS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The managers and executive officers of the BNY/Ivy Multi-Strategy Hedge Fund and their principal occupations during the past five years are:

                                                  Principal Occupations
Manager                  Position                 During Past Five Years
-------                  --------                 ----------------------

Carla Diane Hunter       Manager                  Chief Operating Officer, Weizmann Global Endowment Management Trust,
Age 51                                            since October 2002; Director of Investments and Treasury, Museum of
                                                  Modern Art, New York City, from April 1997 to September 2002.

Arthur Williams III      Manager                  President and Chief Investment Officer, Pine Grove Associates, Inc.,
Age 64                                            since 1994; Director of Retirement Plan Investments, McKinsey &
                                                  Company, Inc., until 1994.

Rodney S. Yanker         Manager                  Founder and Managing Director, Affiliated Alternative Managers, LLC,
Age 46                                            since January 1996; Executive Vice President, Ramsey Financial, Inc.,
                                                  from June 1991 to November 1995.

Newton P.S. Merrill*                              Manager Retired; Senior Executive Vice President, The Bank of New York,
Age 66                                            from April 1994 to May 2003; Executive Vice President and Group Executive,
                                                  Bank of Boston, from 1991 to April 1994.

Robert M. Bowen          Manager                  Retired; formerly Executive Vice President, Callan Associates, 1993-2001.
Age 68

Robert J. Dwyer          Manager                  Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer
Age 62                                            Family Foundation; formerly Executive Vice President of Morgan Stanley
                                                  Dean Witter.

Steven Pisarkiewicz      President and            Executive Vice President, Asset Management, The Bank of New York, since
Age 56                   Principal Executive      May 2003; Chief Investment Officer of Structured Equity Services, Alliance
                         Officer                  Sanford C. Bernstein & Co., from November 1999 to May 2003.

Guy Nordahl              Treasurer and            Vice President, The Bank of New York, since November 1999.
Age 40                   Principal Financial
                         Officer

Mark Wojcik              Secretary                Compliance Specialist, Mutual Fund Administration, Compliance Group, The
Age 29                                            Bank of New York, since August 2004; Compliance and Control Analyst, Morgan
                                                  Stanley, from April 2004; Corporate Actions Liaison, AllianceBernstein, from
                                                  June 1999, Global Operations Risk Management, AllianceBernstein, from
                                                  November 1997.

--------------------------------------------------------------------------------
 * Interested Manager

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

                      [This page intentionally left blank.]

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.


Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.


The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.


FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor ELECT TO INVEST IN THE FUND WITHOUT REVIEWING THE FUND'S PROSPECTUS.


The Fund is distributed by BNY Hamilton Funds Distributors, Inc., which is not affiliated with The Bank of New York. The Bank of New York, as adviser, and Ivy Asset Management Corp., as investment manager, both receive compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
   NOT FDIC, STATE OR             MAY LOSE           NO BANK, STATE OR
   FEDERAL AGENCY INSURED         VALUE              FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                        [IVY ASSET MANAGEMENT CORP. LOGO]


IMS -9-05

ITEM 2. CODE OF ETHICS.

Not required for a semi-annual period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for a semi-annual period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for a semi-annual period.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for a semi-annual period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The  schedule is included  as a part of the report to  shareholders  filed under
Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for a semi-annual period.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable until fiscal year ending December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on their evaluation on November 30, 2005, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund or BNY Investment Advisors (the "Adviser"), the investment adviser, Ivy Asset Management Corp. ("Ivy"), the investment manager and The Bank of New York (the "Administrator"), administrator of the Fund, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as distributor for the Fund, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, or Adviser, or Ivy, or Bisys on behalf of the Fund, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Fund who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of the Adviser or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund and the Adviser's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Fund or in other factors with respect to the Fund that could have significantly affected the Fund's or the Adviser's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund or the Adviser during such period.

ITEM 12. EXHIBITS.

(a) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY/Ivy Multi-Strategy Hedge Fund LLC
             -------------------------------------

By:   /s/ Steven Pisarkiewicz
   -------------------------------

Name:    Steven Pisarkiewicz

Title:   President

Date:    November 30, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Steven Pisarkiewicz
   -------------------------------

Name:    Steven Pisarkiewicz

Title:   President

Date:    November 30, 2005

By:   /s/ Guy Nordahl
   -------------------------------
Name:    Guy Nordahl

Title:   Treasurer

Date:    November 30, 2005